UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2021 (February 22, 2021)

THE GOODYEAR TIRE & RUBBER COMPANY

(Exact name of registrant as specified in its charter)

Ohio	1-1927	34-0253240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Innovation Way, Akron, Ohio	44316-0001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 796-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	GT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On February 22, 2021, The Goodyear Tire & Rubber Company, an Ohio corporation (“Goodyear”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Cooper Tire & Rubber Company, a Delaware corporation (“Cooper”), and Vulcan Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Goodyear (“Merger Sub”). Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Cooper (the “Merger”), with Cooper surviving the Merger and becoming a wholly owned subsidiary of Goodyear.

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock of Cooper, with par value of $1.00 per share (“Cooper Common Stock”), issued and outstanding immediately prior to the Effective Time (other than Cooper Common Stock (x) held in the treasury of Cooper, (y) owned by Goodyear, Merger Sub, Cooper or any of their respective direct or indirect wholly owned subsidiaries or (z) held by stockholders who have properly exercised their appraisal rights under Delaware law and Cooper stock options, performance share units and restricted share units) will be converted into the right to receive (i) $41.75 in cash, without interest, and (ii) 0.907 of a share of validly issued, fully paid and non-assessable common stock of Goodyear, without par value (“Goodyear Common Stock”), as well as cash in lieu of any fractional shares of Goodyear Common Stock (collectively, the “Merger Consideration”), subject to adjustment to ensure that Goodyear does not issue shares of Goodyear Common Stock in excess of 19.9% of the shares of Goodyear Common Stock outstanding immediately prior to the consummation of the Merger.

Treatment of Cooper Stock Plans

Each option to purchase shares of Cooper Common Stock, whether vested or unvested, will be converted at the Effective Time into a right to receive a cash payment equal to the product of the number of shares of Cooper Common Stock subject to such option and the excess, if any, of the per share cash equivalent of the Merger Consideration over the applicable exercise price of the option. Each outstanding performance share unit will be converted at the Effective Time into a right to receive the Merger Consideration in respect of a number of shares of Cooper Common Stock equal to the number of shares of Cooper Common Stock earned in accordance with the terms of the award agreement for such award. Each outstanding performance cash unit will be converted at the Effective Time into a right to receive a cash payment equal to the number of performance cash units earned in accordance with the terms of the award agreement for such award. Each outstanding time vesting restricted share unit will be converted at the Effective Time into a right to receive the Merger Consideration in respect of a number of shares of Cooper Common Stock equal to the number of shares of Cooper Common Stock underlying the restricted share unit. Each share of Cooper Common Stock that remains available for issuance pursuant to a Cooper stock plan as of the Effective Time shall be converted at the Effective Time, in accordance with such Cooper stock plan, into shares of Goodyear Common Stock equal to the product of the number of such “Residual Shares” and the “Equity Award Exchange Ratio” (each as defined in the Merger Agreement). Account balances, whether vested or unvested, under any Cooper benefit plan that provides for the deferral of compensation and represents amounts notionally invested in Cooper Common Stock will be converted at the Effective Time into a right to receive a cash payment equal to the number of notionally invested shares multiplied by the per share cash equivalent of the Merger Consideration.

Representations, Warranties and Covenants

The Merger Agreement contains customary representations, warranties and covenants of Goodyear, Merger Sub and Cooper. Goodyear, Merger Sub and Cooper have agreed to use their respective reasonable best efforts to cause the Merger to be consummated in the most reasonably expeditious manner possible, including taking all actions necessary to obtain (and to cooperate with each other in obtaining) any consent, authorization, order or approval of, or any exemption by, any third party (including any governmental entity) required in connection with the transaction. Goodyear and Merger Sub have also agreed, subject to certain exceptions, to take any and all actions required to obtain all required regulatory approvals, other than any actions that would reasonably be expected to result in a material adverse effect on the business, financial condition or operations of Goodyear and its subsidiaries, taken as a whole, after giving effect to the transactions contemplated by the Merger Agreement. Additionally, the Merger Agreement provides for customary pre-closing covenants of Goodyear and Cooper, including covenants relating to each party conducting its business in all material respects in the ordinary course consistent with past practice and refraining from taking certain actions without the other party’s consent. Cooper has also agreed to call a special meeting of the stockholders to adopt the Merger Agreement.

Cooper has agreed not to, and to cause its subsidiaries and representatives not to, directly or indirectly solicit an alternative acquisition proposal. However, if Cooper receives a bona fide written alternative acquisition proposal that did not result from a material breach of the nonsolicitation provisions of the Merger Agreement and Cooper’s board of directors (the “Cooper Board”), or any committee thereof, determines in good faith, after consultation with its financial advisors and legal counsel, that the failure to take such action would be inconsistent with the Cooper Board’s fiduciary duties and such alternative acquisition proposal would reasonably be expected to lead to a superior proposal, then, following entry into an acceptable confidentiality agreement, Cooper may furnish non-public information regarding Cooper or any of its subsidiaries to any person and engage in discussions and negotiations with any person in response to such bona fide acquisition proposal; provided that Cooper must provide notice and furnish any non-public information provided to the maker of the alternative acquisition proposal to Goodyear to the extent not previously provided to Goodyear.

Conditions

Consummation of the Merger is subject to various conditions, including, among others, (i) customary conditions relating to the approval of the Merger Agreement by the requisite vote of Cooper’s stockholders, (ii) expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and certain other filings, consents and approvals, (iii) the absence of any law or order in any jurisdiction in which Goodyear or Cooper have material business operations prohibiting or making illegal the consummation of the Merger, (iv) the effectiveness of the registration statement on Form S-4 (the “Registration Statement”) to be filed by Goodyear with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Merger, and the absence of any stop order or action or proceeding by or before the SEC seeking a stop order and (v) the authorization for listing on the Nasdaq Stock Market of the Goodyear Common Stock to be issued in connection with the Merger. The obligation of each party to consummate the Merger is also conditioned on (i) the other party’s representations and warranties being true and correct (subject to certain materiality exceptions), (ii) the other party having performed or complied in all material respects with the covenants and agreements contained in the Merger Agreement and (iii) the absence of a material adverse effect with respect to Cooper and Goodyear since the date of the Merger Agreement. The transaction is not conditioned on Goodyear’s receipt of financing.

Termination

The Merger Agreement contains specified termination rights for the parties. Cooper has the right to terminate the Merger Agreement if it enters into a definitive agreement for an unsolicited alternative transaction that constitutes a “Company Superior Proposal” (as defined in the Merger Agreement), provided that Cooper complies with certain notice and other requirements set forth in the Merger Agreement, including paying a termination fee in cash to Goodyear equal to $83,401,678 (the “Termination Fee”). Cooper is also required to pay Goodyear the Termination Fee (i) if Goodyear terminates the Merger Agreement prior to the special meeting of stockholders because the Cooper Board withdraws or modifies in a manner adverse to Goodyear its approval or recommendation of the Merger or, in certain circumstances, the Cooper Board fails to reaffirm its approval or recommendation of the adoption of the Merger Agreement, or (ii) if (a) the Merger Agreement is terminated by either party on or after November 22, 2021 (which may be extended to February 22, 2022 and subsequently extended through May 23, 2022, in each case, subject to certain conditions) or is terminated by either party because the stockholders of Cooper do not adopt the Merger Agreement, (b) prior to such termination a “Company Takeover Proposal” (as defined in the Merger Agreement) has been made and (c) within one year following such termination, Cooper or any of its subsidiaries enters into a definitive agreement with respect to any Company Takeover Proposal or any transactions contemplated by any Company Takeover Proposal are consummated.

The foregoing description of the Merger Agreement is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein. The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Goodyear, Cooper or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger

Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Goodyear’s public disclosures.

Financing of the Merger

Goodyear intends to finance the Merger with a combination of cash on hand and debt financing, which could include senior unsecured bridge loans. In connection with entering into the Merger Agreement, Goodyear has entered into a commitment letter (the “Commitment Letter”), dated as of February 22, 2021, with JPMorgan Chase Bank, N.A. (“JPMorgan”), pursuant to which, subject to the terms and conditions set forth therein, JPMorgan has committed to provide a 364-day senior unsecured bridge term loan facility in an aggregate principal amount of up to $2.314 billion (the “Bridge Facility”). The funding of the Bridge Facility provided for in the Commitment Letter is contingent on the satisfaction of customary conditions, including (i) the execution and delivery of definitive documentation with respect to the Bridge Facility in accordance with the terms set forth in the Commitment Letter and (ii) the consummation of the Merger in accordance with the Merger Agreement.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally include statements regarding the potential transaction between The Goodyear Tire & Rubber Company (“Goodyear”) and Cooper Tire & Rubber Company (“Cooper”), including any statements regarding the expected timetable for completing the potential transaction, the ability to complete the potential transaction, the expected benefits of the potential transaction (including anticipated annual run-rate operating and other cost synergies and anticipated accretion to return on capital employed, free cash flow, and earnings per share), projected financial information, future opportunities, and any other statements regarding Goodyear’s and Cooper’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “expects,” “intends,” “plans,” “targets,” “forecasts,” “projects,” “believes,” “seeks,” “schedules,” “estimates,” “positions,” “pursues,” “may,” “could,” “should,” “will,” “budgets,” “outlook,” “trends,” “guidance,” “focus,” “on schedule,” “on track,” “is slated,” “goals,” “objectives,” “strategies,” “opportunities,” “poised,” “potential” and similar expressions. All such forward-looking statements are based on current expectations of Goodyear’s and Cooper’s management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Key factors that could cause actual results to differ materially from those projected in the forward-looking statements include the ability to obtain the requisite Cooper stockholder approval; uncertainties as to the timing to consummate the potential transaction; the risk that a condition to closing the potential transaction may not be satisfied; the risk that regulatory approvals are not obtained or are obtained subject to conditions that are not anticipated by the parties; the effects of disruption to Goodyear’s or Cooper’s respective businesses; the effect of this communication on Goodyear’s or Cooper’s stock prices; the effects of industry, market, economic, political or regulatory conditions outside of Goodyear’s or Cooper’s control; transaction costs; Goodyear’s ability to achieve the benefits from the proposed transaction, including the anticipated annual run-rate operating and other cost synergies and accretion to return on capital employed, free cash flow, and earnings per share; Goodyear’s ability to promptly, efficiently and effectively integrate acquired operations into its own operations; unknown liabilities; and the diversion of management time on transaction-related issues. Other important factors that could cause actual results to differ materially from those in the forward-looking statements are set forth under the heading “Risk Factors” on the companies’ Annual Reports on Form 10-K and in subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”). Other unpredictable or unknown factors not discussed in this communication could also have material adverse effects on forward-looking statements. Goodyear assumes no obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the potential transaction, Goodyear expects to file a registration statement on Form S-4 with the SEC containing a preliminary prospectus of Goodyear that also constitutes a preliminary proxy statement of Cooper. After the registration statement is declared effective, Cooper will mail a definitive proxy statement/prospectus to stockholders of Cooper. This communication is not a substitute for the proxy statement/prospectus or registration statement or for any other document that Goodyear or Cooper may file with the SEC and send to Cooper’s stockholders in connection with the potential transaction. INVESTORS AND SECURITY HOLDERS OF GOODYEAR AND COOPER ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus (when available) and other documents filed with the SEC by Goodyear or Cooper through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Goodyear will be available free of charge on Goodyear’s website at corporate.goodyear.com/en-US/investors.html and copies of the documents filed with the SEC by Cooper will be available free of charge on Cooper’s website at http://investors.coopertire.com.

Additional information can be found by visiting goodyearcooper.transactionfacts.com, our newly launched website dedicated to the transaction.

Participants in the Solicitation

Goodyear and Cooper and certain of their respective directors, executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the potential transaction under the rules of the SEC. Information about the directors and executive officers of Goodyear is set forth in its Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 9, 2021, and its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on March 6, 2020. Information about the directors and executive officers of Cooper is set forth in its Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 22, 2021, and its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on March 26, 2020. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the potential transaction will be included in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

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Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed as part of this report:

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of February 22, 2021, by and among The Goodyear Tire & Rubber Company, Vulcan Merger Sub Inc. and Cooper Tire & Rubber Company*

104	Cover Page Interactive Data File — the cover page XBRL tags are embedded within the Inline XBRL document

*

Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE GOODYEAR TIRE & RUBBER COMPANY

Date: February 24, 2021	By	/s/ Daniel T. Young
Daniel T. Young Secretary